Exhibit 99.1

Case 12-36187 Document 685 Filed in TXSB on 10/22/12 Page 1 of 10

**MOR-1**

# UNITED STATES BANKRUPTCY COURT

CASE NAME: ATP Oil & Gas Corporation
CASE NUMBER: 12-36187
PROPOSED PLAN DATE: To be determined

PETITION DATE: 8/17/2012
DISTRICT OF TEXAS: Southern
DIVISION: Houston

## MONTHLY OPERATING REPORT SUMMARY FOR SEPTEMBER 2012

| MONTH | 8/17/12 to 8/31/12 | 9/30/2012 | | | | |
|---|---|---|---|---|---|---|
| REVENUES (MOR-6) | $ 17,962,067 | $ 37,184,014 | | | | |
| INCOME BEFORE INT; DEPREC./TAX (MOR-6) | 1,618,169 | 6,864,948 | | | | |
| NET INCOME (LOSS) (MOR-6) | (32,699,588) | (4,623,978) | | | | |
| PAYMENTS TO INSIDERS (MOR-9) | 75,859 | 152,426 | | | | |
| PAYMENTS TO PROFESSIONALS (MOR-9) | 620,479 | 572,818 | | | | |
| TOTAL DISBURSEMENTS (MOR-8) | $ 386,317,124 | $ 68,035,477 | | | | |

***The original of this document must be filed with the United States Bankruptcy Court and a copy must be sent to the United States Trustee***

| REQUIRED INSURANCE MAINTAINED AS OF SIGNATURE DATE | | EXP. DATE |
|---|---|---|
| CASUALTY | YES (X) NO ( ) | 06-30-13 |
| LIABILITY | YES (X) NO ( ) | 10-31-12 |
| VEHICLE | YES (X) NO ( ) | 10-31-12 |
| WORKER'S | YES (X) NO ( ) | 06-30-13 |
| OTHER | YES (X) NO ( ) | 06-01-13 |

CIRCLE ONE

Are all accounts receivable being collected within terms? Yes **(No)**

Are all post-petition liabilities, including taxes, being paid within terms? **(Yes)** No

Have any pre-petition liabilities been paid? **(Yes)** No

If so, describe: In accordance with the authority that has been granted to ATP under court orders, certain prepetition liabilities relating to payroll, employee expense reimbursements, independent contractor fees, utility fees, capital expenditures for our Clipper project, and fees due on our bank accounts have been paid.

Are all funds received being deposited into DIP bank accounts? **(Yes)** No

Were any assets disposed of outside the normal course of business? Yes **(No)**

If so, describe

Are all U.S. Trustee Quarterly Fee Payments current? **(Yes)** No

What is the status of your Plan of Reorganization?

We have not yet commenced negotiations with our stakeholders.

ATTORNEY NAME: Charles S. Kelley, Esq.
FIRM NAME: Mayer Brown, LLP
ADDRESS: 700 Louisiana St.
Suite 3400
CITY, STATE, ZIP: Houston, TX 77002
TELEPHONE/FAX: (713) 238-3000

*I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.*

SIGNED X Keith R. Godwin TITLE: Chief Accounting Officer
(ORIGINAL SIGNATURE)

Keith R. Godwin
(PRINT NAME OF SIGNATORY)

October 22, 2012
DATE

MOR-1

Revised 07/01/98

case NAME: ATP Oil & Gas Corporation CASE NUMBER: 12-36187 COMPARATIVE BALANCE SHEETS ASSETS FILING DATE’ MONTH MONTH MONTH MONTH MONTH MONTH 8/17/2012 8/31/2012 9/30/2012 CURRENT ASSETS Cash $ 6,119,734 $ 47,144,872 $ 54,512,686 Restricted Cash 4,840,908 14,841,112 82,549,173 Accounts Receivable, Net 48,962,845 48,202,892 51,860,095 Accounts Receivable, Affiliates 699,367,083 705,099,121 710,056,471 Prepaid Expenses and Other Current Assets 18,938,661 19,533,602 14,207,138 TOTAL CURRENT ASSETS 778,229,231 834,821,599 913,185,563 Oil & Gas Properties 2,914,007,759 2,939,625,568 2,988,835,104 Less Accumulated DD&A and Impairment 1,622,583,195 1,636,941,332 1,650,846,528 OIL & GAS PROPERTIES, NET 1,291,424,564 1,302,684,236 1,337,988,576 OTHER ASSETS Deferred Tax Assets—— Investments in Affiliates 892,154,554 888,614,697 869,098,552 Deferred Financing Costs—net 2,075,258 2,171,506 1,970,434 Furniture & Fixtures, net 482,093 463,201 440,959 Other Non current Receivable 12,269,065 12,273,726 12,278,238 TOTAL ASSETS $ 2,976,634,765 “$ 3,041,028,965 $ 3,134,962,322 * Per Schedules and Statement of Affairs MOR-2 Revised 07/01/98

case name: ATP Oil & Gas Corporation CASE NUMBER: 12-36187 COMPARATIVE BALANCE SHEETS LIABILITIES & OWNERS’ filingdate* MONTH MONTH MONTH MONTH MONTH MONTH EQUITY 8/17/2012 8/31/2012 9/30/2012 LIABILITIES post-petition LiABn.rnES(MOR-4) $ $ 501,051,920 $ 631,908,259 PRE-PETITION LIABILITIES Secured obligations “ 2,014,806,960 1,650,999,715 1,648,605,960 Priority unsecured obligations 11,287,816 11,287,816 10,759,598 Unsecured obligations 251,241,600 251,241,600 198,576,609 Other pre-petition obligations TOTAL CLAIMABLE PRE-PETITION LIABILITIES 2,277,336,376 1,913,529,131 1,857,942,167 Asset Retirement Obligation(1) 149,468,22T 150,114,665 149,970,805 Derivative Liability 1,962,381—- Other Long-term obligations(2) 544,832,478 510,150,491 536,415,044 TOTAL LIABILITIES 2,973,599,463 3,074,846,207 3,176,236,275 OWNERS’ EQUITY (DEFICIT) preferred stock 277,406,044 277,406,044 277,406,044 common stock 52,660 52,660 52,660 treasury stock (911,729) (911,729) (911,729) additional paid-in capital 536,339,243 536,976,475 537,384,047 8/1-8/17 translation adjustment p) 1,363,677 RETAINED EARNINGS: Filing Date (811,214,591) (811,214,593) (811,214,593) RETAINED EARNINGS: Post Filing Date (32,699,588) (37,323,566) Equity in earnings of ATPIP and ATP Titan: Post Filing Date—(3,426,511) (6,666,816) TOTAL OWNERS’ EQUITY (NET DEFICIT) 3,035,302 (33,817,242) (41,273,953) TOTAL LIABILITIES & OWNERS’ EQUITY $ 2,976,634,765 $ 3,041,028,965 $ 3,134,962,322 * Per Schedules and Statement of Affairs MOR-3 Revised 07/01/98 ARO represents GAAP present value estimate of future cash flows. ARO is subject to certain potential bonding requirements which have not been determined as of the date of this filing. Other long-term obligations include term NPI and ORRI interests which are accounted for as long-term obligations under GAAP because they are granted on proved properties where production is reasonably assured. Amounts associated with these other long-term obligations are not payable until production occurs. Our August 17 through August 31,2012 income was estimated using an allocation of 15/31 days for certain line items. Our balance sheet line items represent the August 17 balances when possible; otherwise amounts presented represent July 31 balances. Because of this, an equity translation adjustment is required.

case name: ATP Oil & Gas Corporation CASE NUMBER: 12-36187 SCHEDULE OF POST-PETITION LIABILITIES MONTH MONTH MONTH MONTH MONTH MONTH 8/31/2012 9/30/2012 TRADE ACCOUNTS PAYABLE $ 11,682,314 $ 9,262,572 ACCOUNTS PAYABLE—AFFILIATES 5,762,204 TAX PAYABLE Federal Payroll Taxes : : State Payroll Taxes—- Ad Valorem Taxes—- Other Taxes : : TOTAL TAXES PAYABLE—- SECURED DEBT POST-PETITION 414,344,609 524,877,029 ACCRUED INTEREST PAYABLE 583,204 4,625,503 ACCRUED PROFESSIONAL FEES* 746,512 440,553 OTHER ACCRUED LIABILITIES Payroll accruals—- Other accruals 55,145,058 77,503,779 Otherpayables 18,550,223 9,436,619 TOTAL POST-PETITION LIABILITIES (MOR-3) $ 501,051,920 $ 631,908,259 *Payment requires Court Approval MOR-4 Revised07/01/98

Case 12-36187 Document 685 Filed in TXSB on 10/22/12 Page 5 of 10

**CASE NAME:** ATP Oil & Gas Corporation
**CASE NUMBER:** 12-36187

**AGING OF POST-PETITION LIABILITIES**
**MONTH** 9/30/2012

| DAYS | TOTAL | TRADE ACCOUNTS | FEDERAL TAXES | STATE TAXES | AD VALOREM, OTHER TAXES | |
|---|---|---|---|---|---|---|
| 0-30 | $ 4,819,432 | $ 4,819,432 | $ - | $ - | $ - | |
| 31-60 | 4,443,140 | 4,443,140 | - | - | - | |
| 61-90 | - | - | - | - | - | |
| 91+ | - | - | - | - | - | |
| TOTAL | $ 9,262,572 | $ 9,262,572 | $ - | $ - | $ - | |

**AGING OF ACCOUNTS RECEIVABLE**

| DAYS | TOTAL | Revenue | Joint Interest (1) | Other (2) | | |
|---|---|---|---|---|---|---|
| 0-30 DAYS | $ 44,923,054 | $ 40,813,907 | $ 4,037,506 | $ 71,641 | | |
| 31-60 DAYS | 3,156,677 | 2,420,432 | 677,225 | 59,020 | | |
| 61-90 DAYS | 641,855 | 2,484 | 546,397 | 92,974 | | |
| 91+ DAYS | 3,138,509 | (351,347) | 2,703,161 | 786,695 | | |
| TOTAL | $ 51,860,095 | $ 42,885,476 | $ 7,964,289 | $ 1,010,330 | | |

**MOR-5**

*Revised 07/01/98*

(1) 91+ day balance includes $2,013,375 of amounts being withheld over WI% dispute and $415,789 of amounts regarding Black Elk/Nippon lawsuit

(2) 91+ day balance includes $317,135 due from Bluewater Industries and $469,560 due from Israel Tax Authority for VAT taxes

Case 12-36187 Document 685 Filed in TXSB on 10/22/12 Page 6 of 10

**CASE NAME:** ATP Oil & Gas Corporation
**CASE NUMBER:** 12-36187

# STATEMENT OF INCOME (LOSS)

| | MONTH 8/17/12 to 8/31/12 | MONTH 9/30/2012 | MONTH | MONTH | MONTH | MONTH | FILING TO DATE |
|---|---|---|---|---|---|---|---|
| REVENUES (MOR-1) | $ 17,962,067 | $ 37,184,014 | | | | | $ 55,146,081 |
| | | | | | | | - |
| GROSS PROFIT | 17,962,067 | 37,184,014 | | | | | 55,146,081 |
| **OPERATING EXPENSES:** | | | | | | | |
| Lease Operating Expenses | 3,596,446 | 7,405,660 | | | | | 11,002,106 |
| Processing fees, related party | 3,456,290 | 6,590,000 | | | | | 10,046,290 |
| DD&A /Impairment | 6,958,244 | 13,927,439 | | | | | 20,885,683 |
| Accretion | 508,076 | 1,059,370 | | | | | 1,567,446 |
| Abandonment(Gain)/Loss | 32,108 | 130,910 | | | | | 163,018 |
| Compensation Expense | 778,853 | 1,165,292 | | | | | 1,944,145 |
| Professional Fees | 882,462 | (35,889) | | | | | 846,573 |
| Other General & Administrative | 131,419 | 76,284 | | | | | 207,703 |
| **TOTAL OPERATING EXPENSES** | 16,343,898 | 30,319,066 | | | | | 46,662,964 |
| INCOME (LOSS) FROM OPERATIONS (MOR-1) | 1,618,169 | 6,864,948 | | | | | 8,483,117 |
| INTEREST INCOME | 2,033,953 | 4,504,888 | | | | | 6,538,841 |
| INTEREST (EXPENSE), NET | (2,191,113) | (13,303,416) | | | | | (15,494,529) |
| DERIVATIVES GAIN/(LOSS) | - | (30,879) | | | | | (30,879) |
| DEBT EXTINGUISHMENT GAIN/(LOSS) | (6,937,100) | - | | | | | (6,937,100) |
| TOTAL INT, DER.& OTHER ITEMS | (7,094,260) | (8,829,407) | | | | | (15,923,667) |
| NET INCOME (LOSS) BEFORE REORGANIZATION I | (5,476,091) | (1,964,459) | | | | | (7,440,550) |
| **REORGANIZATION (EXPENSES):** | | | | | | | |
| US Trustee fees | (30,000) | - | | | | | (30,000) |
| Professional fees | (1,037,305) | (2,659,519) | | | | | (3,696,824) |
| Debt valuation adjustments | - | - | | | | | - |
| Claims adjustments | (26,156,192) | - | | | | | (26,156,192) |
| Interest income | - | - | | | | | - |
| REORGANIZATION EXPENSES, NET: | (27,223,497) | (2,659,519) | | | | | (29,883,016) |
| **NET INCOME (LOSS) (MOR-1)** | $ (32,699,588) | $ (4,623,978) | | | | | $ (37,323,566) |

*Accrual Accounting Required, Otherwise Footnote with Explanation.*

**MOR-6**

*Revised 07/01/98*

Case 12-36187 Document 685 Filed in TXSB on 10/22/12 Page 7 of 10

**CASE NAME:** ATP Oil & Gas Corporation
**CASE NUMBER:** 12-36187

| CASH RECEIPTS AND DISBURSEMENTS | MONTH 8/17/12 to 8/31/12 | MONTH 9/30/2012 | MONTH | MONTH | MONTH | MONTH | FILING TO DATE |
|---|---|---|---|---|---|---|---|
| 1. CASH-BEGINNING OF MONTH | $ 6,119,734 | $ 47,144,872 | | | | | $ 6,119,734 |
| RECEIPTS: | | | | | | | |
| 1. COLLECTION OF NET REVENUE ACCOUNTS RECEIVABLE | 21,003,439 | 34,319,343 | | | | | 55,322,782 |
| 2. COLLECTION OF JOINT INTEREST ACCOUNTS RECEIVABLE | - | 681,206 | | | | | 681,206 |
| 3. OTHER OPERATING RECEIPTS (See Attached) | - | 310,803 | | | | | 310,803 |
| 4. FINANCING RECEIPTS (See Attached) | 406,338,823 | 40,091,939 | | | | | 446,430,762 |
| TOTAL RECEIPTS** | 427,342,262 | 75,403,291 | | | | | 502,745,553 |
| (Withdrawal) Contribution by Individual Debtor MFR-2* | | | | | | | |
| DISBURSEMENTS: | | | | | | | |
| 5. TERM-LIMITED ORRI | 940,089 | 2,991,609 | | | | | 3,931,698 |
| 6. TERM-LIMITED NPI | - | 12,645,837 | | | | | 12,645,837 |
| 7. DERIVATIVE SETTLEMENTS PAID (RECEIVED) | 2,141,118 | 30,879 | | | | | 2,171,997 |
| 8. LEASE OPERATING COSTS | - | 1,702,508 | | | | | 1,702,508 |
| 9. GOMEZ PIPELINE OBLIGATION | 830,833 | 877,160 | | | | | 1,707,993 |
| 10. TITAN FEE | 5,500,000 | 10,000,000 | | | | | 15,500,000 |
| 11. ATPIP FEES | 1,571,182 | 1,571,682 | | | | | 3,142,864 |
| 12. GENERAL & ADMINISTRATIVE (See Attached) | 437,500 | 2,264,864 | | | | | 2,702,364 |
| 13. OTHER OPERATING DISBURSEMENTS (See Attached) | - | - | | | | | - |
| TOTAL DISBURSEMENTS FROM OPERATIONS | 11,420,722 | 32,084,539 | | | | | 43,505,261 |
| 14. CAPEX CASH DISBURSMENTS (See Attached) | - | 34,933,676 | | | | | 34,933,676 |
| 15. BANKRUPTCY & PROFESSIONAL FEES (See Attached) | 620,479 | 572,818 | | | | | 1,193,297 |
| 16. FINANCING PAYMENTS - PRINCIPAL AND INTEREST (See Attached) | 374,275,923 | 444,444 | | | | | 374,720,367 |
| TOTAL DISBURSEMENTS** | 386,317,124 | 68,035,477 | | | | | 454,352,601 |
| 17. NET CASH FLOW | 41,025,138 | 7,367,814 | | | | | 48,392,952 |
| 18. CASH - END OF MONTH (MOR-2) | $ 47,144,872 | $ 54,512,686 | | | | | $ 54,512,686 |

* Applies to Individual debtors only

**Numbers for the current month should balance (match) RECEIPTS and CHECKS/OTHER DISBURSEMENTS lines on MOR-8

**MOR-7A**

*Revised 07/01/98*

Case 12-36187 Document 685 Filed in TXSB on 10/22/12 Page 8 of 10

**CASE NAME:** ATP Oil & Gas Corporation
**CASE NUMBER:** 12-36187

| CASH RECEIPTS AND DISBURSEMENTS DETAIL | MONTH 8/17/12 to 8/31/12 | MONTH 9/30/2012 | MONTH | MONTH | MONTH | MONTH | FILING TO DATE |
|---|---|---|---|---|---|---|---|
| OTHER OPERATING RECEIPTS (Line 3) | | | | | | | |
| Miscellaneous | $ - | $ 310,803 | | | | | $ 310,803 |
| | | | | | | | |
| GENERAL & ADMINISTRATIVE (Line 12) | | | | | | | |
| Compensation | 352,523 | 1,235,511 | | | | | 1,588,034 |
| Rent | - | 55,812 | | | | | 55,812 |
| Office and general costs | - | 89,235 | | | | | 89,235 |
| Travel related | - | 26,191 | | | | | 26,191 |
| D&O | 82,413 | 81,233 | | | | | 163,646 |
| Other costs | 2,564 | 776,882 | | | | | 779,446 |
| GENERAL & ADMINISTRATIVE TOTAL | 437,500 | 2,264,864 | | | | | 2,702,364 |
| | | | | | | | |
| BANKRUPTCY & PROFESSIONAL FEES (Line 15) | | | | | | | |
| Legal advisors | 620,479 | 572,818 | | | | | 1,193,297 |
| Financial advisors | - | - | | | | | - |
| Operational/Other consultants | - | - | | | | | - |
| BANKRUPTCY & PROFESSIONAL FEES TOTAL | 620,479 | 572,818 | | | | | 1,193,297 |
| | | | | | | | |
| OTHER OPERATING DISBURSEMENTS (Line 13) | - | - | | | | | - |
| | | | | | | | |
| CAPEX CASH DISBURSMENTS (Line 14) | | | | | | | |
| Maintenance/Other | - | - | | | | | - |
| Clipper project | - | 34,933,676 | | | | | 34,933,676 |
| Gomez #9 project | - | - | | | | | - |
| Plugging and abandonment of oil and gas properties | - | - | | | | | - |
| CAPEX CASH DISBURSMENTS TOTAL | - | 34,933,676 | | | | | 34,933,676 |
| | | | | | | | |
| FINANCING PAYMENTS - PRINCIPAL AND INTEREST (Line 16) | | | | | | | |
| 1st lien principal and interest | 367,338,823 | - | | | | | 367,338,823 |
| New facility principal and interest | 6,937,100 | 444,444 | | | | | 7,381,544 |
| FINANCING PAYMENTS - PRINCIPAL AND INTEREST TOTAL | 374,275,923 | 444,444 | | | | | 374,720,367 |
| | | | | | | | |
| FINANCING RECEIPTS (Line 4) | | | | | | | |
| New facility proceeds | $ 406,338,823 | $ 40,091,939 | | | | | $ 446,430,762 |

Case 12-36187 Document 685 Filed in TXSB on 10/22/12 Page 9 of 10

CASE NAME: ATP Oil & Gas Corporation
CASE NUMBER: 12-36187

## CASH ACCOUNT RECONCILIATION
**MONTH OF** 9/30/2012

| BANK NAME | JPMorgan Chase | JPMorgan Chase | JPMorgan Chase | JPMorgan Chase | JPMorgan Chase | Compass Bank | Green Bank | |
|---|---|---|---|---|---|---|---|---|
| ACCOUNT NUMBER | 113334321 | 1000027441 | 6300050955 | 58902066488 | 113400841 | 2524118079 | 3300247239 | |
| ***ACCOUNT TYPE*** | ***Operating*** | ***Deposit*** | ***Controlled Disbursement*** | ***Cafeteria Plan*** | ***Other*** | ***Payroll*** | ***Payroll*** | ***TOTAL*** |
| BANK BALANCE | $ 66,073,380 | $ - | $ - | $ 23,936 | $ - | $ - | $ 217,940 | $ 66,315,256 |
| DEPOSITS IN TRANSIT | - | - | - | - | - | - | 15,800 | 15,800 |
| OUTSTANDING CHECKS | - | - | 11,807,398 | 10,972 | - | - | - | 11,818,370 |
| ADJUSTED BANK BALANCE | $ 66,073,380 | $ - | $ (11,807,398) | $ 12,964 | $ - | $ - | $ 233,740 | $ 54,512,686 |
| BEGINNING CASH - PER BOOKS | $ 48,012,307 | $ 15,299 | $ (1,129,899) | $ 17,558 | | $ 229,607 | $ - | $ 47,144,872 |
| RECEIPTS* | 74,395,703 | 1,007,588 | - | - | - | - | - | 75,403,291 |
| TRANSFERS BETWEEN ACCOUNTS | (2,716,605) | (1,022,887) | 2,498,889 | - | - | (229,607) | 1,470,210 | - |
| (WITHDRAWAL) OR CONTRIBUTION BY INDIVIDUAL DEBTOR MFR-2 | - | - | - | - | - | - | - | - |
| CHECKS/OTHER DISBURSEMENTS* | 53,618,025 | - | 13,176,388 | 4,594 | - | - | 1,236,470 | 68,035,477 |
| ENDING CASH - PER BOOKS | $ 66,073,380 | $ - | $ (11,807,398) | $ 12,964 | $ - | $ - | $ 233,740 | $ 54,512,686 |

**MOR-8**

*Numbers should balance (match) TOTAL RECEIPTS and TOTAL DISBURSEMENTS lines on MOR-7

Revised 07/01/98

case name: ATP Oil & Gas Corporation CASE NUMBER: 12-36187 PAYMENTS TO INSIDERS AND PROFESSIONALS Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31)(A)-(F) of the U.S. Bankruptcy Code) and the professionals. Also, for insiders, identify the type of compensation paid (e.g. salary, commission, bonus, etc.) (Attach additional pages as necessary). MONTH MONTH MONTH MONTH MONTH MONTH INSIDERS: NAME/COMP TYPE 8/17/12 to 8/31/12 9/30/2012 T. Paul Bulmahn (salary) $ 17,767 $ 36,197 LelandE.Tate (salary) 14,634 29,267 Albert L. Reese Jr. (salary) 11,577 23,154 George R. Morris (salary) 11,848 23,741 John E.Tschirhart (salary) 8,731 17,463 Keith R. Godwin (salary) 11,302 22,604 TOTAL INSIDERS (MOR-1) $ 75,859 $ 152,426 MONTH MONTH MONTH MONTH MONTH MONTH professionals 8/17/12 to 8/31/12 9/30/2012 DIP Lender Legal/Advisors BinghamMcCutchenLLP $ 620,479—Cravath, Swaine & Moore LLP _$ 572,818 TOTAL PROFESSIONALS (MOR-1) $ 620,479 $ 572,818 MOR-9 Revised 07/01/98